EXHIBIT 10.1

VOTING AGREEMENT

VOTING AGREEMENT, dated as of March 19, 2007 (this “Agreement”), by and among Integra Telecom Holdings, Inc., an Oregon corporation (“Parent”), Eschelon Telecom, Inc., a Delaware corporation, and the stockholders of the Company identified on the signature pages hereto (each a “Stockholder,” and collectively, the “Stockholders”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, Parent, ITH Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”) and each outstanding share of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) will be converted into the right to receive the merger consideration specified therein.

WHEREAS, as of the date hereof, the Stockholders are the record and beneficial owner, in the aggregate, of such number of outstanding shares of Common Stock as set forth on Exhibit A hereto, representing such percentage of the total number of shares of Common Stock of the Company as set forth on Exhibit A hereto, all of which such shares the Stockholders control the right to vote.

WHEREAS, as a material inducement to Parent entering into the Merger Agreement, Parent has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement and abide by the covenants and obligations with respect to the Covered Shares (as hereinafter defined) set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

VOTING

1.1. Agreement to Vote. Each of the Stockholders hereby irrevocably and unconditionally agrees that during the term of this Agreement, at the Company stockholders’ meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any written consent of the stockholders of the Company, the Stockholders shall, in each case to the fullest extent that such matters are submitted for the vote or written consent of the Stockholders and that the Common Stock set forth opposite the name of such Stockholder on Exhibit A hereto, and any other voting securities of the Company, whether issued before or after the date of this Agreement, which such Stockholder purchases or with respect to which such Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement (such shares of Common Stock and such other voting securities of such Stockholder, the “Covered Shares”) are entitled to vote thereon or consent thereto:

(a) appear at each such meeting or otherwise cause the Covered Shares as to which the Stockholders control the right to vote to be counted as present thereat for purposes of calculating a quorum; and

(b) vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares as to which the Stockholders control the right to vote (i) in favor of the adoption of the Merger Agreement and any other transactions contemplated by the Merger Agreement; (ii) against any action or agreement submitted for the vote or written consent of stockholders that is in opposition to, or competitive or materially inconsistent with, the Merger or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholders contained in this Agreement; and (iii) against any Takeover Proposal (as defined in the Merger Agreement) and against any other action, agreement or transaction submitted for the vote or written consent of stockholders that would reasonably be expected to impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Merger or the other transactions specifically contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by the Stockholders of their obligations under this Agreement.

1.2. Conduct of Stockholders. Until this Agreement is terminated, the Stockholders hereby covenant and agree that, except for this Agreement, the Stockholders (a) will not sell or otherwise transfer any of its Covered Shares or any economic, voting or other direct or indirect interest therein, (b) will not enter into any voting agreement or voting trust, or grant a proxy, consent or power of attorney with respect to the Covered Shares and (c) will not at any meeting of the stockholders of the Company, vote (or cause to be voted) the Covered Shares for (x) any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization or recapitalization of or by the Company or any of its subsidiaries, except in connection with the Merger, or (y) any amendment of the Company’s certificate of incorporation or bylaws or other proposal or transaction involving the Company or any of its subsidiaries (except in connection with the Merger), for the purpose of impeding, frustrating, preventing or nullifying the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent as follows:

(a) such Stockholder has the legal capacity, power and authority to enter into and deliver this Agreement and perform its obligations under this Agreement and, such Stockholder’s execution and delivery of this Agreement and performance of its obligations hereunder have been duly and validly authorized by any necessary corporate or similar proceedings on the part of such Stockholder;

(b) this Agreement is binding on such Stockholder and enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles relating to enforceability;

(c) the execution and delivery of this Agreement and the performance by such Stockholder of its obligations hereunder do not require the authorization, consent, approval, license, exemption or other action by, or filing with, any third party or governmental authority, do not violate applicable law or conflict with or result in a breach of any of such Stockholder’s organizational documents or contractual obligations;

(d) such Stockholder is the beneficial owner of all the Covered Shares that are set forth next to such Stockholder’s name on Exhibit A hereto and that such Covered Shares are free and clear of any liens, claims or encumbrances of any kind apart from (i) such Stockholder’s obligations under this Agreement, (ii) such Stockholder’s obligations under the Fourth Amended and Restated Stockholders’ Agreement, dated as of June 27, 2002 between the Company and the stockholders party thereto, as amended by Amendment No. 1 thereto, dated as of December 23, 2004 or, (iii) with respect to such shares that are restricted stock issued pursuant to the Company’s equity compensation plans, the restrictions placed on such shares by such plans; and

(e) other than the shares that are identified as to such Stockholder on Exhibit A to this Agreement, such Stockholder does not own (beneficially or of record) any voting securities of the Company.

ARTICLE III

MISCELLANEOUS

3.1. Appraisal Rights.  To the extent permitted by applicable law, each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under applicable law.

3.2  Notice.  All notices, requests, claims, demands and other communications (“Notices”) under this Agreement shall be in writing and sent by certified or registered mail, return receipt requested, a recognized overnight courier service, telecopier or personal delivery, as follows: (a) if to Parent, to: Integra Telecom Holdings, Inc., 1201 NE Lloyd BLVD, Portland, Oregon 97232, Attention: General Counsel, with a required copy to: Perkins Coie LLP, 1120 NW Couch Street, Portland, Oregon 97209, Attention: M. Christopher Hall, and (b) if to the Stockholders, in care of: Eschelon Telecom, Inc., 730 Second Avenue, Minneapolis, Minnesota 55402, Attention: J. Jeffery Oxley, with a required copy to: Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, Attention Newcomb R. Stillwell and Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, CO  80202, Attention Ronald R. Levine, II . All Notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied. A party may change its address for purposes of this Agreement by Notice in accordance with this Section 3.2.

3.3  Entire Agreement. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.

3.4  No Other Rights. Nothing in this Agreement shall be considered to give any person other than the parties any legal or equitable right, claim or remedy under or in respect of this Agreement or any provision of this Agreement. This Agreement and all of its provisions are for the sole and exclusive benefit of the parties and their respective successors and permitted assigns.

3.5  Equitable Relief. Each of the parties hereto acknowledges that a breach by it of any provision contained in this Agreement will cause the other parties to sustain damage for which they would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such agreement and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

3.6  Severability.  If any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement which is held invalid or unenforceable only in part shall remain in full force and effect to the extent not held invalid or unenforceable.

3.7  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be considered an original copy of this Agreement and all of which, when taken together, shall be considered to constitute one and the same agreement.

3.9  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

3.10  Amendments; Waivers.  Any amendment or modification of or to any provision of this Agreement, and any consent to any departure of any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by each party. Notwithstanding the foregoing sentence, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by any party entitled to the benefits thereof only by a written instrument signed by such party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

3.11  Successors and Assigns.  This Agreement shall apply to, be binding in all respects upon and inure to the benefit of the parties and their respective successors and permitted assigns. No party may assign any of its rights under this Agreement without the prior written consent of each of the other parties.

ARTICLE IV
TERMINATION

4.1. Termination. This Agreement shall remain in effect until the earlier to occur of (i) the consummation of the Merger, (ii) the date of termination of the Merger Agreement in accordance with its terms, (iii) the occurrence of a Company Adverse Recommendation Change (as that term is defined in the Merger Agreement) pursuant to the terms of the Merger Agreement, and (iii) the delivery of written notice of termination by the Stockholder to Parent, following any amendment to the Merger Agreement effected without the prior written consent of the Stockholder which would reduce or change the form of consideration to be paid in the Merger or otherwise be materially adverse to such Stockholder, and after the occurrence of such applicable event this Agreement shall terminate and be of no further force.

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IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

ESCHELON TELECOM, INC.

By:	/s/ RICHARD A. SMITH
	Name:	Richard A. Smith
	Title:	Chief Executive Officer

INTEGRA TELECOM HOLDINGS, INC.

By:	/s/ DUDLEY R. SLATER
	Name:	Dudley R. Slater
	Title:	Chief Executive Officer

THE STOCKHOLDERS:

BAIN CAPITAL FUND VI, L.P.,
a Delaware limited partnership

By:	Bain Capital Partners VI, L.P., its general partner

By:	Bain Capital Investors, L.L.C., its general partner

By:	/s/ IAN LORING
	Name:	Ian Loring
	Title:	Managing Director

BCIP ASSOCIATES II
BCIP TRUST ASSOCIATES II
BCIP ASSOCIATES II-B
BCIP TRUST ASSOCIATES II-B
BCIP ASSOCIATES II-C

By:	Bain Capital Investors, L.L.C., its managing partner

By:	/s/ IAN LORING
	Name:	Ian Loring
	Title:	Managing Director

PEP INVESTMENTS PTY LTD.

By:	Bain Capital Investors, L.L.C., its attorney-in-fact

By:	/s/ IAN LORING
	Name:	Ian Loring
	Title:	Managing Director

RGIP, LLC

By:	/s/ IAN LORING
	Name:	Ian Loring
	Title:	Managing Director

SANKATY HIGH YIELD ASSET PARTNERS, L.P.

By:	Sankaty High Yield Asset Investors, L.L.C., its general partner

By:	Sankaty Investors, L.L.C., its managing member

By:	/s/ JONATHAN LAVINE
	Name:	Jonathan Lavine
	Title:	Managing Director

WIND POINT ASSOCIATES IV, L.P.

By:	Wind Point Investor IV, L.P., its general partner

By:	Wind Point Advisor, L.L.C., its general partner

By:	/s/ JAMES TENBROEK
	Name:	James TenBroek
	Title:	Managing Member

By:	/s/ RICHARD KRACUM
	Name:	Richard Kracum
	Title:	Managing Member

WIND POINT EXECUTIVE ADVISOR PARTNERS, L.P.

By:	Wind Point Investor IV, L.P., its general partner

By:	Wind Point Advisor, L.L.C., its general partner

By	/s/ JAMES TENBROEK
	Name:	James TenBroek
	Title:	Managing Member

By:	/s/ RICHARD KRACUM
	Name:	Richard Kracum
	Title:	Managing Member

WIND POINT PARTNERS IV, L.P.

By:	Wind Point Investor IV, L.P., its general partner

By:	Wind Point Advisor, L.L.C., its general partner

By:	/s/ JAMES TENBROEK
	Name:	James TenBroek
	Title:	Managing Member

By:	/s/ RICHARD KRACUM
	Name:	Richard Kracum
	Title:	Managing Member

RICHARD SMITH

By:	/s/ RICHARD SMITH

GEOFF BOYD

By:	/s/ GEOFF BOYD

DAVID KUNDE

By:	/s/ DAVID KUNDE

ROBERT PICKENS

By:	/s/ ROBERT PICKENS

STEVEN WACHTER

By:	/s/ STEVEN WACHTER

J. JEFFERY OXLEY

By:	/s/ J. JEFFERY OXLEY

MICHAEL DONAHUE

By:	/s/ MICHAEL DONAHUE

ARLIN B. GOLDBERG

By:	/s/ ARLIN B. GOLDBERG

DANIEL DE HOYOS

By:	/s/ DANIEL DE HOYOS

MICHAEL EVANS

By:	/s/ MICHAEL EVANS

CAROL BRAUN

By:	/s/ CAROL BRAUN

WILLIAM MARKERT

By:	/s/ WILLIAM MARKERT

LAWRENCE EHLERS

By:	/s/ LAWRENCE EHLERS

CLIFFORD WILLIAMS

By:	/s/ CLIFFORD WILLIAMS

DANIEL WIGGER

By:	/s/ DANIEL WIGGER

CLIFFORD D WILLIAMS

By:	/s/ CLIFFORD D WILLIAMS

MARVIN C MOSES TRUST

By:	/s/ MARVIN C MOSES TRUST, Trustee

MOSES FAMILY LIMITED PARTNERSHIP

By:	/s/ MARVIN C. MOSES
Managing Member of General Partner

JAMES TENBROEK

By:	/s/ JAMES TENBROEK

Exhibit A

Stockholders and Covered Shares

	Covered Shares
Stockholder	Number	Percentage
Bain
Bain Capital Fund VI, L.P.	2,919,074	16.16%
BCIP Associates II	401,975	2.23%
BCIP Associates II-B	87,106	0.48%
BCIP Associates II-C	151,649	0.84%
BCIP Trust Associates II	68,812	0.38%
BCIP Trust Associates II-B	41,778	0.23%
PEP Investments PTY Ltd.	9,730	0.05%
RGIP, LLC	37,552	0.21%
Sankaty High Yield Asset Partners, L.P.	1,243	0.01%
Total Bain	3,718,919	20.59%

Wind Point
Wind Point Associates IV, L.P.	10,980	0.06%
Wind Point Executive Advisor Partners, L.P.	22,277	0.12%
Wind Point Partners IV, L.P.	2,964,813	16.41%
Total Wind Point	2,998,070	16.60%

Individual Owners
Richard Smith	100,000	0.55%
Geoff Boyd	60,161	0.33%
David Kunde	19,566	0.11%
Robert Pickens	36,190	0.20%
Steven Wachter	30,001	0.17%
J. Jeffery Oxley	27,260	0.15%
Michael Donahue	16,127	0.09%
Arlin B. Goldberg	10,925	0.06%
Daniel de Hoyos	20,000	0.11%
Michael Evans	23,392	0.13%
Carol Braun	31,870	0.18%
William Markert	32,993	0.18%
Lawrence Ehlers	15,000	0.08%
Daniel Wigger	15,000	0.08%
Clifford D. Williams	222,007	1.23%
Marvin C. Moses Trust	61,427	0.34%
Moses Family Limited Partnership	9017	0.05%
James TenBroek	20,000	0.11%
Total Individual	750,936	4.16%

Total Shares	7,467,925	41.32%